Exhibit 99.1
FOR FURTHER INFORMATION:

AT FIRST MERCURY FINANCIAL:	AT FINANCIAL RELATIONS BOARD:
Bill Kindorf	Leslie Loyet
VP — Corporate Development	Vice President
(248) 358-4010	(312) 640-6672
bkindorf@firstmercury.com	lloyet@frbir.com
FOR IMMEDIATE RELEASE
MONDAY, DECEMBER 18, 2006
FIRST MERCURY FINANCIAL CORPORATION ANNOUNCES
COMPLETION OF $25.0 MILLION
TRUST PREFERRED SECURITIES OFFERING
SOUTHFIELD, MI — December 18, 2006 — First Mercury Financial Corporation (NYSE: FMR) (“First Mercury” or the “Company”) announced today that on Thursday, December 14, 2006, it closed on the private placement sale of $25.0 million of thirty-year floating rate trust preferred securities issued through a wholly-owned trust subsidiary.
“Trust preferred securities are a key component of our capital management strategy to support premium growth and to create shareholder value” said Richard Smith, chairman and chief executive officer.
First Mercury’s trust subsidiary will have the right to call the trust preferred securities at par after five years from the date of issuance. The planned use of proceeds is to support existing and future growth of First Mercury’s insurance operations by increasing the capital of the Company’s operating insurance subsidiary, First Mercury Insurance Company.
The sale of the trust preferred securities was not registered under the Securities Act of 1933, as amended, and the trust preferred securities were only offered and sold under an applicable exemption from registration requirements under the Securities Act of 1933. Keefe, Bruyette & Woods, Inc., and FTN Financial Capital Markets served as the placement agents for the trust preferred securities.
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First Mercury Financial Corporation

About First Mercury Financial Corporation
First Mercury Financial Corporation markets and underwrites specialty commercial insurance products, focusing on niche and underserved segments where the company has underwriting expertise and other competitive advantages. During the company’s 33 years of underwriting risks, First Mercury has established CoverX® as a recognized brand among insurance agents and brokers. As primarily an excess and surplus (E&S) lines underwriter, First Mercury has developed the underwriting expertise and cost-efficient infrastructure which has enabled it to effectively underwrite such risks.
Safe Harbor Statement
This release contains forward-looking statements that relate to future periods and includes statements regarding our anticipated performance. Generally, the words “anticipates,” “believes,” “expects,” “intends,” “estimates,” “projects,” “plans” and similar expressions identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These risks, uncertainties and other important factors include, among others: our ability to maintain or the lowering or loss of one of our financial or claims-paying ratings; our actual incurred losses exceeding our loss and loss adjustment expense reserves; the failure of reinsurers to meet their obligations; our inability to obtain reinsurance coverage at reasonable prices; the failure of any loss limitations or exclusions or changes in claims or coverage; our lack of long-term operating history in certain specialty classes of insurance; our ability to acquire and retain additional underwriting expertise and capacity; the concentration of our insurance business in relatively few specialty classes; competition risk; fluctuations and uncertainty within the excess and surplus lines insurance industry; the extensive regulations to which our business is subject and our failure to comply with these regulations; our ability to maintain our risk-based capital at levels required by regulatory authorities; our inability to realize our investment objectives; and the risks identified in our filings with the Securities and Exchange Commission, including our Registration Statement on Form S-1. Given these uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. We assume no obligation to update or revise them or provide reasons why actual results may differ.
For more information on the company, please visit the company’s website at www.firstmercury.com